UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 23, 2014

Green Dot Corporation
(Exact Name of the Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-34819	95-4766827
(Commission File Number)	(IRS Employer Identification No.)

3465 East Foothill Blvd. Pasadena, CA 91107	(626) 765-2000
(Address of Principal Executive Offices)	(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2)

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note
On October 24, 2014, Green Dot Corporation (“Green Dot” or the “Company”) filed with the Securities and Exchange Commission a Current Report on Form 8‑K (the “Original Form 8‑K”) disclosing, among other things, that it had completed the previously announced acquisition of SBBT Holdings, LLC (“SBBT”). This Current Report on Form 8‑K/A amends and supplements the Original Form 8‑K to provide the required financial information in accordance with Items 9.01(a) and 9.01(b) of Form 8‑K.
Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.
The audited consolidated financial statements of SBBT as of June 30, 2014 and 2013 and for the years ended June 30, 2014, 2013 and 2012 are filed as Exhibit 99.2 and incorporated herein by reference.
The unaudited consolidated financial statements of SBBT as of September 30, 2014 and June 30, 2014 and for the three months ended September 30, 2014 and 2013 are filed as Exhibit 99.3 and incorporated herein by reference.

(b)	Pro Forma Financial Information.
The unaudited pro forma condensed combined financial statements of Green Dot for the year ended December 31, 2013 and as of and for the nine months ended September 30, 2014, after giving effect to the acquisition of SBBT and the adjustments described in such pro forma financial statements, are attached hereto as Exhibit 99.4 and incorporated herein by reference.

(d)	Exhibits.

Number	Description
23.1	Consent of Independent Auditor, Lavine, Lofgren, Morris & Engelberg, LLP
99.2	Audited consolidated financial statements of SBBT as of June 30, 2014 and 2013 and for the years ended June 30, 2014, 2013 and 2012.
99.3	Unaudited consolidated financial statements of SBBT as of September 30, 2014 and June 30, 2014 and for the three months ended September 30, 2014 and 2013.
99.4	Unaudited pro forma condensed combined financial statements of Green Dot for the year ended December 31, 2013 and as of and for the nine months ended September 30, 2014.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GREEN DOT CORPORATION

By:	/s/ Grace T. Wang
Grace T. Wang
Chief Financial Officer

Date: December 11, 2014

EXHIBIT INDEX

Number	Description
23.1	Consent of Independent Auditor, Lavine, Lofgren, Morris & Engelberg, LLP
99.2	Audited consolidated financial statements of SBBT as of June 30, 2014 and 2013 and for the years ended June 30, 2014, 2013 and 2012.
99.3	Unaudited consolidated financial statements of SBBT as of September 30, 2014 and June 30, 2014 and for the three months ended September 30, 2014 and 2013.
99.4	Unaudited pro forma condensed combined financial statements of Green Dot for the year ended December 31, 2013 and as of and for the nine months ended September 30, 2014.